Exhibit 99.1

Essent Group Ltd. Announces First Quarter 2023 Results and Declares Quarterly Dividend
HAMILTON, Bermuda--(BUSINESS WIRE)--May 5, 2023--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended March 31, 2023 of $170.8 million or $1.59 per diluted share, compared to $274.2 million or $2.52 per diluted share for the quarter ended March 31, 2022.
Essent also announced today that its Board of Directors has declared a quarterly cash dividend of $0.25 per common share. The dividend is payable on June 12, 2023, to shareholders of record on June 1, 2023.
“We are pleased with our first quarter 2023 financial results, which benefited from rising interest rates and favorable credit performance,” said Mark A. Casale, Chairman and Chief Executive Officer. “Our results continue to demonstrate the earnings power of our business and provide us with attractive levels of operating cash flows. We continue to believe deploying our capital in a balanced manner is in the best long-term interest of our shareholders.”
Financial Highlights:
•New insurance written for the first quarter of 2023 was $12.9 billion, compared to $13.0 billion in the fourth quarter of 2022 and $12.8 billion in the first quarter of 2022.

•Insurance in force as of March 31, 2023 was $231.5 billion, compared to $227.1 billion as of December 31, 2022 and $206.8 billion as of March 31, 2022.

•The combined ratio for the first quarter of 2023 was 22.7%, compared to 24.6% in the fourth quarter of 2022 and (30.7)% in the first quarter of 2022.

Conference Call:
Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/events-and-presentations/events/default.aspx. The call may also be accessed by dialing 888-330-2384 inside the U.S., or 240-789-2701 for international callers, using passcode 9824537 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 800-770-2030 inside the U.S., or 647-362-9199 for international callers, passcode 9824537.
In addition to the information provided in the Company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/financials/quarterly-results/default.aspx.
Forward-Looking Statements:
This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; deteriorating economic conditions (including inflation, rising interest rates and other adverse economic trends); the impact of COVID-19 and related economic conditions; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; our non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission on February 17, 2023, as subsequently updated through other reports we file with the Securities and Exchange Commission. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

About the Company:
Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) which, through its wholly-owned subsidiary, Essent Guaranty, Inc., offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Essent also offers mortgage-related insurance, reinsurance and advisory services through its Bermuda-based subsidiary, Essent Reinsurance Ltd. Essent is committed to supporting environmental, social and governance (“ESG”) initiatives that are relevant to the company and align with the companywide dedication to responsible corporate citizenship that positively impacts the community and people served. Additional information regarding Essent may be found at www.essentgroup.com and www.essent.us.

Source: Essent Group Ltd.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended March 31, 2023

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Historical Quarterly Data
Exhibit D	New Insurance Written
Exhibit E	Insurance in Force and Risk in Force
Exhibit F	Other Risk in Force
Exhibit G	Portfolio Vintage Data
Exhibit H	Reinsurance Vintage Data
Exhibit I	Portfolio Geographic Data
Exhibit J	Rollforward of Defaults and Reserve for Losses and LAE
Exhibit K	Detail of Reserves by Default Delinquency
Exhibit L	Investments Available for Sale
Exhibit M	Insurance Company Capital

		Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended March 31,
(In thousands, except per share amounts)	2023	2022
Revenues:
Direct premiums written	$239,491	$220,254
Ceded premiums	(33,591)	(20,523)
Net premiums written	205,900	199,731
Decrease in unearned premiums	5,358	15,599
Net premiums earned	211,258	215,330
Net investment income	43,236	24,680
Realized investment losses, net	(488)	(7,352)
(Loss) income from other invested assets	(2,702)	24,705
Other income	4,942	7,248
Total revenues	256,246	264,611

Losses and expenses:
(Benefit) provision for losses and LAE	(180)	(106,858)
Other underwriting and operating expenses	48,195	40,796
Interest expense	6,936	2,226
Total losses and expenses	54,951	(63,836)

Income before income taxes	201,295	328,447
Income tax expense	30,468	54,280
Net income	$170,827	$274,167

Earnings per share:
Basic	$1.60	$2.53
Diluted	1.59	2.52

Weighted average shares outstanding:
Basic	106,943	108,166
Diluted	107,585	108,590

Net income	$170,827	$274,167

Other comprehensive income (loss):
Change in unrealized appreciation (depreciation) of investments	58,753	(203,006)
Total other comprehensive income (loss)	58,753	(203,006)
Comprehensive income	$229,580	$71,161

Loss ratio	(0.1%)	(49.6%)
Expense ratio	22.8	18.9
Combined ratio	22.7%	(30.7%)

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	March 31,	December 31,
(In thousands, except per share amounts)	2023	2022
Assets
Investments
Fixed maturities available for sale, at fair value	$4,602,284	$4,489,598
Short-term investments available for sale, at fair value	347,752	252,027
Total investments available for sale	4,950,036	4,741,625
Other invested assets	255,288	257,941
Total investments	5,205,324	4,999,566
Cash	68,633	81,240
Accrued investment income	36,896	33,162
Accounts receivable	61,282	57,399
Deferred policy acquisition costs	9,511	9,910
Property and equipment	18,514	19,571
Prepaid federal income tax	418,460	418,460
Other assets	108,886	104,489

Total assets	$5,927,506	$5,723,797

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$216,022	$216,464
Unearned premium reserve	157,529	162,887
Net deferred tax liability	383,116	356,810
Credit facility borrowings, net of deferred costs	421,128	420,864
Other accrued liabilities	100,770	104,463
Total liabilities	1,278,565	1,261,488

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued and outstanding - 107,659 shares in 2023 and 107,683 shares in 2022	1,615	1,615
Additional paid-in capital	1,334,607	1,350,377
Accumulated other comprehensive loss	(324,037)	(382,790)
Retained earnings	3,636,756	3,493,107
Total stockholders' equity	4,648,941	4,462,309

Total liabilities and stockholders' equity	$5,927,506	$5,723,797

Return on average equity (1)	15.0%	19.1%

(1) The 2023 return on average equity is calculated by dividing annualized year-to-date 2023 net income by average equity.  The 2022 return on average equity is calculated by dividing full year 2022 net income by average equity.

					Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2023	2022
Selected Income Statement Data	March 31	December 31	September 30	June 30	March 31
(In thousands, except per share amounts)
Revenues:
Net premiums earned:
U.S. Mortgage Insurance Portfolio	$196,565	$192,670	$194,272	$198,891	$203,312
GSE and other risk share	14,693	14,582	13,662	13,120	12,018
Net premiums earned	211,258	207,252	207,934	212,011	215,330
Net investment income	43,236	37,796	32,594	29,339	24,680
Realized investment (losses) gains, net	(488)	(5,524)	175	(471)	(7,352)
(Loss) income from other invested assets	(2,702)	(7,599)	9,617	1,953	24,705
Other income (loss) (1)	4,942	(1,888)	11,447	1,577	7,248
Total revenues	256,246	230,037	261,767	244,409	264,611

Losses and expenses:
(Benefit) provision for losses and LAE	(180)	4,101	4,252	(76,199)	(106,858)
Other underwriting and operating expenses	48,195	46,895	42,144	41,898	40,796
Interest expense	6,936	6,045	4,450	2,887	2,226
Total losses and expenses	54,951	57,041	50,846	(31,414)	(63,836)

Income before income taxes	201,295	172,996	210,921	275,823	328,447
Income tax expense (2)	30,468	25,630	32,870	44,054	54,280
Net income	$170,827	$147,366	$178,051	$231,769	$274,167

Earnings per share:
Basic	$1.60	$1.38	$1.67	$2.17	$2.53
Diluted	1.59	1.37	1.66	2.16	2.52

Weighted average shares outstanding:
Basic	106,943	106,881	106,870	106,921	108,166
Diluted	107,585	107,419	107,337	107,283	108,590

Book value per share	$43.18	$41.44	$39.87	$39.67	$38.98
Return on average equity (annualized)	15.0%	13.5%	16.6%	21.8%	26.0%

Other Data:
Loss ratio (3)	(0.1%)	2.0%	2.0%	(35.9)%	(49.6)%
Expense ratio (4)	22.8	22.6	20.3	19.8	18.9
Combined ratio	22.7%	24.6%	22.3%	(16.2)%	(30.7)%

Credit Facility
Borrowings outstanding	$425,000	$425,000	$425,000	$425,000	$425,000
Undrawn committed capacity	$400,000	$400,000	$400,000	$400,000	$400,000
Weighted average interest rate (end of period)	6.52%	6.02%	4.39%	2.92%	1.99%
Debt-to-capital	8.38%	8.70%	9.01%	9.05%	9.16%

(1) Other income includes net favorable (unfavorable) changes in the fair value of embedded derivatives associated with certain of our third-party reinsurance agreements, which for the quarters ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022 was ($368), ($6,515),$5,177, ($5,549), and $4,365, respectively.

(2) Income tax expense for the quarters ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022 includes ($368), ($4,122), $2,925, ($299), and $7,002, respectively, of discrete tax (benefit) expense associated with realized and unrealized gains and losses.

(3) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.
(4) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

		Exhibit C, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2023	2022
Other Data, continued:	March 31	December 31	September 30	June 30	March 31
($ in thousands)

U.S. Mortgage Insurance Portfolio
Flow:
New insurance written	$12,893,789	$13,011,432	$17,112,017	$20,096,135	$12,841,482
New risk written	3,548,015	3,522,726	4,570,699	5,442,115	3,438,016

Bulk:
New insurance written	$—	$—	$—	$196	$—
New risk written	—	—	—	29	—

Total:
New insurance written	$12,893,789	$13,011,432	$17,112,017	$20,096,331	$12,841,482
New risk written	$3,548,015	$3,522,726	$4,570,669	$5,442,144	$3,438,016

Average insurance in force	$228,885,174	$224,840,675	$219,280,350	$210,896,297	$206,631,135
Insurance in force (end of period)	$231,537,417	$227,062,055	$222,542,569	$215,896,531	$206,842,996
Gross risk in force (end of period) (5)	$60,879,979	$59,276,489	$57,743,091	$55,678,063	$52,847,985
Risk in force (end of period)	$51,469,312	$49,903,626	$48,690,571	$47,289,910	$45,261,164
Policies in force	815,751	808,596	800,745	789,652	774,002
Weighted average coverage (6)	26.3%	26.1%	25.9%	25.8%	25.5%
Annual persistency	84.4%	82.1%	77.9%	73.4%	69.1%

Loans in default (count)	12,773	13,433	12,435	12,707	14,923
Percentage of loans in default	1.57%	1.66%	1.55%	1.61%	1.93%

U.S. Mortgage Insurance Portfolio premium rate:
Base average premium rate (7)	0.40%	0.40%	0.40%	0.41%	0.41%
Single premium cancellations (8)	—%	—%	0.01%	0.01%	0.02%
Gross average premium rate	0.40%	0.40%	0.41%	0.42%	0.43%
Ceded premiums	(0.06%)	(0.06%)	(0.06%)	(0.04%)	(0.04%)
Net average premium rate	0.34%	0.34%	0.35%	0.38%	0.39%

(5) Gross risk in force includes risk ceded under third-party reinsurance.
(6) Weighted average coverage is calculated by dividing end of period gross risk in force by end of period insurance in force.
(7) Base average premium rate is calculated by dividing annualized base premiums earned by average insurance in force for the period.
(8) Single premium cancellations is calculated by dividing annualized premiums on the cancellation of non-refundable single premium policies by average insurance in force for the period.

					Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended
	March 31, 2023		December 31, 2022		March 31, 2022
($ in thousands)
>=760	$4,847,058	37.7%	$4,761,917	36.6%	$5,410,654	42.1%
740-759	2,397,982	18.6	2,428,164	18.7	2,113,232	16.5
720-739	2,204,844	17.1	2,301,392	17.7	1,991,318	15.5
700-719	2,002,892	15.5	1,919,146	14.6	1,620,473	12.6
680-699	1,100,815	8.5	1,138,743	8.8	1,147,766	8.9
<=679	340,198	2.6	462,070	3.6	558,039	4.4
Total	$12,893,789	100.0%	$13,011,432	100.0%	$12,841,482	100.0%

Weighted average credit score	745		744		747

NIW by LTV
	Three Months Ended
	March 31, 2023		December 31, 2022		March 31, 2022
($ in thousands)
85.00% and below	$963,009	7.5%	$1,121,853	8.6%	$1,262,038	9.8%
85.01% to 90.00%	2,685,828	20.8	3,075,304	23.6	3,415,938	26.6
90.01% to 95.00%	7,430,113	57.6	7,464,333	57.4	6,416,255	50.0
95.01% and above	1,814,839	14.1	1,349,942	10.4	1,747,251	13.6
Total	$12,893,789	100.0%	$13,011,432	100.0%	$12,841,482	100.0%

Weighted average LTV	93%		93%		93%

NIW by Product
	Three Months Ended
	March 31, 2023		December 31, 2022		March 31, 2022
Single Premium policies		4.1%		4.3%		1.9%
Monthly Premium policies		95.9		95.7		98.1
		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended
	March 31, 2023		December 31, 2022		March 31, 2022
Purchase		98.6%		98.9%		94.1%
Refinance		1.4		1.1		5.9
		100.0%		100.0%		100.0%

						Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force

Portfolio by Credit Score
IIF by FICO score	March 31, 2023		December 31, 2022		March 31, 2022
($ in thousands)
>=760	$94,560,292	40.8%	$93,389,066	41.1%	$85,707,070	41.4%
740-759	39,870,193	17.2	38,842,311	17.2	35,048,891	17.0
720-739	35,950,319	15.5	34,981,632	15.4	31,180,765	15.1
700-719	30,103,007	13.0	29,146,543	12.8	26,040,114	12.6
680-699	19,338,187	8.4	18,859,824	8.3	16,847,202	8.1
<=679	11,715,419	5.1	11,842,679	5.2	12,018,954	5.8
Total	$231,537,417	100.0%	$227,062,055	100.0%	$206,842,996	100.0%

Weighted average credit score	746		746		746

Gross RIF by FICO score	March 31, 2023		December 31, 2022		March 31, 2022
($ in thousands)
>=760	$24,613,214	40.4%	$24,152,726	40.8%	$21,707,751	41.1%
740-759	10,612,582	17.4	10,255,195	17.3	9,041,350	17.1
720-739	9,602,368	15.8	9,276,750	15.6	8,091,445	15.3
700-719	8,017,430	13.2	7,696,965	13.0	6,724,288	12.7
680-699	5,126,581	8.4	4,963,470	8.4	4,338,206	8.2
<=679	2,907,804	4.8	2,931,383	4.9	2,944,945	5.6
Total	$60,879,979	100.0%	$59,276,489	100.0%	$52,847,985	100.0%

Portfolio by LTV
IIF by LTV	March 31, 2023		December 31, 2022		March 31, 2022
($ in thousands)
85.00% and below	$23,502,232	10.2%	$24,454,468	10.8%	$26,057,055	12.6%
85.01% to 90.00%	63,478,244	27.3	63,436,445	27.8	59,113,908	28.6
90.01% to 95.00%	112,184,833	48.5	107,932,064	47.6	92,460,810	44.7
95.01% and above	32,372,108	14.0	31,239,078	13.8	29,211,223	14.1
Total	$231,537,417	100.0%	$227,062,055	100.0%	$206,842,996	100.0%

Weighted average LTV	92%		92%		92%

Gross RIF by LTV	March 31, 2023		December 31, 2022		March 31, 2022
($ in thousands)
85.00% and below	$2,793,895	4.6%	$2,903,877	4.9%	$3,062,878	5.8%
85.01% to 90.00%	15,529,427	25.5	15,477,031	26.1	14,288,854	27.0
90.01% to 95.00%	32,929,489	54.1	31,642,669	53.4	26,960,457	51.0
95.01% and above	9,627,168	15.8	9,252,912	15.6	8,535,796	16.2
Total	$60,879,979	100.0%	$59,276,489	100.0%	$52,847,985	100.0%

Portfolio by Loan Amortization Period
IIF by Loan Amortization Period	March 31, 2023		December 31, 2022		March 31, 2022
($ in thousands)
FRM 30 years and higher	$224,230,607	96.8%	$219,416,408	96.7%	$198,658,948	96.1%
FRM 20-25 years	2,364,623	1.0	2,601,108	1.1	3,365,533	1.6
FRM 15 years	2,214,448	1.0	2,552,931	1.1	3,580,416	1.7
ARM 5 years and higher	2,727,739	1.2	2,491,608	1.1	1,238,099	0.6
Total	$231,537,417	100.0%	$227,062,055	100.0%	$206,842,996	100.0%

					Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

	2023	2022
($ in thousands)	March 31	December 31	September 30	June 30	March 31
GSE and other risk share (1):
Risk in Force	$2,098,033	$2,030,571	$2,026,895	$1,898,364	$1,888,437
Reserve for losses and LAE	$65	$74	$102	$144	$254

Weighted average credit score	749	749	748	748	748
Weighted average LTV	83%	83%	84%	84%	84%

(1) GSE and other risk share includes GSE risk share and other reinsurance transactions. Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae.

													Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data
March 31, 2023

					Insurance in Force
Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	Weighted Average Coupon	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default	Percentage of Loans in Default

2010 - 2014	$60,668,851	$1,970,588	3.2%	12,429	4.32%	76.7%	67.7%	6.1%	15.0%	43.0%	2.6%	469	3.77%
2015	26,193,656	1,774,450	6.8	10,695	4.19	85.1	76.3	4.4	17.4	39.6	2.7	384	3.59
2016	34,949,319	3,808,006	10.9	21,772	3.88	88.3	76.6	11.0	16.2	42.4	2.6	642	2.95
2017	43,858,322	5,637,892	12.9	33,053	4.27	91.2	69.7	20.0	20.2	38.0	3.8	1,251	3.78
2018	47,508,525	6,439,876	13.6	35,612	4.79	94.4	69.7	25.3	21.6	32.8	5.3	1,593	4.47
2019	63,569,183	14,135,010	22.2	66,304	4.22	87.7	67.2	24.1	18.7	35.6	5.5	1,957	2.95
2020	107,944,065	55,661,138	51.6	209,325	3.18	66.6	54.8	12.4	10.7	45.6	4.2	2,594	1.24
2021	84,218,250	69,593,624	82.6	223,703	3.08	85.0	61.2	14.8	13.9	40.4	7.8	2,743	1.23
2022	63,061,262	59,703,096	94.7	168,003	5.07	97.7	64.9	11.0	12.7	39.9	17.4	1,131	0.67
2023 (through March 31)	12,893,789	12,813,737	99.4	34,855	6.24	98.6	71.8	14.1	11.2	37.4	3.1	9	0.03
Total	$544,865,222	$231,537,417	42.5	815,751	3.97	85.2	62.4	14.0	13.4	40.8	4.4	12,773	1.57

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

															Exhibit H
Essent Group Ltd. and Subsidiaries
Supplemental Information
Reinsurance Vintage Data
March 31, 2023
($ in thousands)
Excess of Loss Reinsurance			Original Reinsurance in Force			Remaining Reinsurance in Force							Earned Premiums Ceded
Year	Remaining Insurance in Force	Remaining Risk in Force	ILN (1)	Other Reinsurance (2)	Total	ILN	Other Reinsurance	Total	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention		Year-to-Date		Reduction in PMIERs Minimum Required Assets (3)
2017	$5,511,131	$1,450,432	$424,412	$165,167	$589,579	$—	$70,895	$70,895	$—	$678,283	$421,003	(9)	$2,136		$—
2018	6,349,474	1,644,287	473,184	118,650	591,834	325,537	76,144	401,681	—	253,643	248,221		4,113		—
2019 (4)	7,859,217	2,029,598	495,889	55,102	550,991	395,889	43,991	439,880	—	215,605	214,485		2,691		—
2020 & 2021 (5)	38,168,321	9,652,777	557,911	—	557,911	414,005	—	414,005	—	278,956	278,909		3,195		326,919
2021 (6)	40,543,749	10,825,130	439,407	—	439,407	399,786	—	399,786	—	279,415	279,400		4,153		363,292
2021 & 2022 (7)	74,276,338	19,998,840	—	141,992	141,992	—	141,992	141,992	—	507,114	507,114		1,553		138,375
2021 & 2022 (8)	33,357,208	8,966,697	237,868	—	237,868	237,868	—	237,868	—	303,761	303,761		4,215		218,839
Total	$206,065,438	$54,567,761	$2,628,671	$480,911	$3,109,582	$1,773,085	$333,022	$2,106,107	$—	$2,289,964	$2,025,706	(10)	$22,276	(11)	$1,047,425

Quota Share Reinsurance
						Losses Ceded	Ceding Commission	Earned Premiums Ceded
Year	Ceding Percentage	Remaining Insurance in Force	Remaining Risk in Force	Remaining Ceded Insurance in Force	Remaining Ceded Risk in Force	Year-to-Date	Year-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
2019 & 2020	(12)	$61,601,698	$15,757,097	$13,706,657	$3,467,883	$(729)	$2,927	$4,686	$210,467
2022	20%	59,645,799	16,099,874	11,929,160	3,219,975	2,493	1,979	6,253	228,069
2023	17.5%	12,796,821	3,524,010	2,559,364	616,702	29	166	376	43,519
Total		$134,044,318	$35,380,981	$28,195,181	$7,304,560	$1,793	$5,072	$11,315	$482,055

(1) Reinsurance provided by unaffiliated special purpose insurers through the issuance of mortgage insurance-linked notes ("ILNs").
(2) Reinsurance provided by panels of reinsurers.
(3) Represents the reduction in Essent Guaranty, Inc.'s Minimum Required Assets based on our interpretation of the PMIERs.
(4) Reinsurance coverage on new insurance written from January 1, 2019 through August 31, 2019.
(5) Reinsurance coverage on new insurance written from August 1, 2020 through March 31, 2021.
(6) Reinsurance coverage on new insurance written from April 1, 2021 through September 30, 2021.
(7) Reinsurance coverage on 20% of all eligible policies written from October 1, 2021 through December 31, 2022.
(8) Reinsurance coverage on new insurance written from October 1, 2021 through July 31, 2022.
(9) The original and remaining first layer retention is associated with reinsurance provided by a panel of reinsurers. Amounts reported in prior periods reflected the retention associated with an ILN that is no longer outstanding as of March 31, 2023.

(10) The total remaining first layer retention differs from the sum of the individual reinsurance transactions as a result of overlapping coverage between certain transactions.
(11) The total ceded premium differs from the sum of the individual reinsurance transactions as a result of ILN's that ceded premiums during 2023 but are no longer outstanding as of March 31, 2023.
(12) Reinsurance coverage on 40% of eligible single premium policies and 20% of all other eligible policies written from September 1, 2019 through December 31, 2020.

			Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data

IIF by State
	March 31, 2023	December 31, 2022	March 31, 2022
CA	13.2%	13.2%	13.2%
TX	10.5	10.4	10.0
FL	10.4	10.2	9.9
CO	4.2	4.2	4.1
AZ	3.6	3.5	3.3
WA	3.4	3.4	3.6
GA	3.2	3.2	3.1
IL	3.0	3.1	3.3
VA	3.0	3.0	3.1
NJ	2.9	3.0	3.1
All Others	42.6	42.8	43.3
Total	100.0%	100.0%	100.0%

Gross RIF by State
	March 31, 2023	December 31, 2022	March 31, 2022
CA	13.0%	13.0%	13.1%
TX	10.8	10.7	10.4
FL	10.7	10.5	10.2
CO	4.1	4.1	4.0
AZ	3.7	3.6	3.4
WA	3.4	3.3	3.6
GA	3.3	3.2	3.2
IL	2.9	3.0	3.2
VA	2.9	3.0	3.0
NJ	2.8	2.9	3.0
All Others	42.4	42.7	42.9
Total	100.0%	100.0%	100.0%

					Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Rollforward of Defaults and Reserve for Losses and LAE
U.S. Mortgage Insurance Portfolio

Rollforward of Insured Loans in Default
	Three Months Ended
	2023	2022
	March 31	December 31	September 30	June 30	March 31
Beginning default inventory	13,433	12,435	12,707	14,923	16,963
Plus: new defaults (A)	7,015	7,505	6,448	5,495	6,188
Less: cures	(7,574)	(6,425)	(6,642)	(7,639)	(8,167)
Less: claims paid	(94)	(73)	(68)	(65)	(55)
Less: rescissions and denials, net	(7)	(9)	(10)	(7)	(6)
Ending default inventory	12,773	13,433	12,435	12,707	14,923

(A) New defaults remaining as of March 31, 2023	4,755	2,897	1,658	990	540
Cure rate (1)	32%	61%	74%	82%	91%

Total amount paid for claims (in thousands)	$1,959	$1,441	$1,261	$1,137	$826
Average amount paid per claim (in thousands)	$21	$20	$19	$17	$15
Severity	59%	46%	47%	50%	35%

Rollforward of Reserve for Losses and LAE
	Three Months Ended
	2023	2022
($ in thousands)	March 31	December 31	September 30	June 30	March 31
Reserve for losses and LAE at beginning of period	$216,390	$212,392	$209,829	$292,818	$406,096
Less: Reinsurance recoverables	14,618	13,244	13,657	19,335	25,940
Net reserve for losses and LAE at beginning of period	201,772	199,148	196,172	273,483	380,156
Add provision for losses and LAE occurring in:
Current period	32,693	36,141	20,144	18,720	24,346
Prior years	(32,864)	(32,012)	(15,850)	(94,809)	(130,114)
Incurred losses and LAE during the period	(171)	4,129	4,294	(76,089)	(105,768)
Deduct payments for losses and LAE occurring in:
Current period	—	113	30	80	1
Prior years	2,001	1,392	1,288	1,142	904
Loss and LAE payments during the period	2,001	1,505	1,318	1,222	905
Net reserve for losses and LAE at end of period	199,600	201,772	199,148	196,172	273,483
Plus: Reinsurance recoverables	16,357	14,618	13,244	13,657	19,335
Reserve for losses and LAE at end of period	$215,957	$216,390	$212,392	$209,829	$292,818

(1) The cure rate is calculated by dividing new defaults remaining as of the reporting date by the original number of new defaults reported in the quarterly period and subtracting that percentage from 100%.

					Exhibit K
Essent Group Ltd. and Subsidiaries
Supplemental Information
Detail of Reserves by Default Delinquency
U.S. Mortgage Insurance Portfolio

	March 31, 2023
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	5,366	42%	$31,080	16%	$366,993	8%
Four to eleven payments	5,106	40	78,125	39	363,299	22
Twelve or more payments	2,188	17	85,517	43	130,520	66
Pending claims	113	1	4,386	2	5,004	88
Total case reserves	12,773	100%	199,108	100%	$865,816	23
IBNR			14,933
LAE			1,916
Total reserves for losses and LAE			$215,957

Average reserve per default:
Case			$15.6
Total			$16.9

Default Rate	1.57%

	December 31, 2022
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	6,154	46%	$32,242	16%	$411,624	8%
Four to eleven payments	4,684	35	65,071	33	317,417	21
Twelve or more payments	2,474	18	98,291	49	147,247	67
Pending claims	121	1	3,815	2	4,860	78
Total case reserves	13,433	100%	199,419	100%	$881,148	23
IBNR			14,956
LAE			2,015
Total reserves for losses and LAE			$216,390

Average reserve per default:
Case			$14.8
Total			$16.1

Default Rate	1.66%

	March 31, 2022
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	4,338	29%	$21,348	8%	$269,069	8%
Four to eleven payments	4,971	33	64,332	24	312,976	21
Twelve or more payments	5,540	37	181,859	67	347,926	52
Pending claims	74	1	2,753	1	3,341	82
Total case reserves	14,923	100%	270,292	100%	$933,312	29
IBNR			20,272
LAE			2,254
Total reserves for losses and LAE			$292,818

Average reserve per default:
Case			$18.1
Total			$19.6

Default Rate	1.93%

				Exhibit L

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investments Available for Sale

Investments Available for Sale by Asset Class
Asset Class	March 31, 2023		December 31, 2022
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$475,784	9.6%	$556,438	11.7%
U.S. agency securities	12,690	0.3	49,058	1.0
U.S. agency mortgage-backed securities	850,124	17.2	783,743	16.5
Municipal debt securities	609,010	12.3	602,690	12.8
Non-U.S. government securities	63,018	1.3	62,399	1.3
Corporate debt securities	1,462,596	29.5	1,414,321	29.8
Residential and commercial mortgage securities	542,013	10.9	511,824	10.8
Asset-backed securities	648,109	13.1	624,561	13.2
Money market funds	286,692	5.8	136,591	2.9
Total investments available for sale	$4,950,036	100.0%	$4,741,625	100.0%

Investments Available for Sale by Credit Rating
Rating (1)	March 31, 2023		December 31, 2022
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$2,152,791	46.1%	$2,122,599	46.2%
Aa1	106,131	2.3	111,262	2.4
Aa2	329,046	7.1	325,241	7.1
Aa3	233,021	5.0	232,500	5.0
A1	407,348	8.7	396,095	8.6
A2	388,296	8.3	410,163	8.9
A3	281,073	6.0	268,928	5.8
Baa1	246,921	5.3	236,793	5.1
Baa2	245,523	5.3	221,308	4.8
Baa3	175,828	3.8	187,117	4.1
Below Baa3	97,366	2.1	93,028	2.0
Total (2)	$4,663,344	100.0%	$4,605,034	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.
(2) Excludes $286,692 and $136,591 of money market funds at March 31, 2023 and December 31, 2022, respectively.

Investments Available for Sale by Duration and Book Yield
Effective Duration	March 31, 2023		December 31, 2022
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$1,297,860	26.2%	$1,245,839	26.3%
1 to < 2 Years	517,407	10.5	534,038	11.3
2 to < 3 Years	416,003	8.4	511,701	10.8
3 to < 4 Years	586,055	11.8	525,683	11.1
4 to < 5 Years	438,784	8.9	400,540	8.4
5 or more Years	1,693,927	34.2	1,523,824	32.1
Total investments available for sale	$4,950,036	100.0%	$4,741,625	100.0%

Pre-tax investment income yield:
Three months ended	3.40%		3.03%

Holding company net cash and investments available for sale:
($ in thousands)
As of March 31, 2023	$723,050
As of December 31, 2022	$685,178

					Exhibit M

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

	2023	2022
	March 31	December 31	September 30	June 30	March 31
($ in thousands)
U.S. Mortgage Insurance Subsidiaries:
Combined statutory capital (1)	$3,207,102	$3,178,151	$3,128,681	$3,062,438	$3,058,880

Combined net risk in force (2)	$33,038,825	$32,265,701	$31,736,095	$31,221,406	$30,331,197

Risk-to-capital ratios: (3)
Essent Guaranty, Inc.	10.6:1	10.5:1	10.5:1	10.6:1	10.3:1
Essent Guaranty of PA, Inc.	0.5:1	0.6:1	0.6:1	0.6:1	0.7:1
Combined (4)	10.3:1	10.2:1	10.1:1	10.2:1	9.9:1

Essent Guaranty, Inc. PMIERs Data (5):
Available Assets	$3,226,436	$3,191,047	$3,147,545	$3,120,098	$3,194,939
Minimum Required Assets	1,917,769	1,832,363	1,759,182	1,869,524	1,840,069
PMIERs excess Available Assets	$1,308,667	$1,358,684	$1,388,363	$1,250,574	$1,354,870
PMIERs sufficiency ratio (6)	168%	174%	179%	167%	174%

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$1,573,013	$1,478,772	$1,397,287	$1,380,067	$1,330,840

Net risk in force (2)	$20,305,111	$19,454,046	$18,694,500	$17,758,801	$16,527,587

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department and the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.
(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.
(4) The combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.
(5) Data is based on our interpretation of the PMIERs as of the dates indicated.
(6) PMIERs sufficiency ratio is calculated by dividing Available Assets by Minimum Required Assets.